CONFORMED COPY

                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                  FORM 8-K

                      CURRENT REPORT UNDER SECTION 13 OR 15(d)
                       OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  December 3, 2004

                      Arrow-Magnolia International, Inc.
             (Exact Name of Small Business Issuer in its Charter)

Commission File Number 0-4728

                Texas                                 75-0408335
     (State or other jurisdiction                  (I.R.S. Employer
  of incorporation or organization)                Identification No.)

          2646 Rodney Lane, Dallas, Texas                 75229
     (Address of principal executive offices)          (Zip Code)

Issuer's telephone number, including area code:  (972) 247-7111
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Item 1.01. Entry into Material Definitive Agreement.

On December 3, 2004, Arrow-Magnolia International, Inc. (the "Company") entered into an Amended and Restated Agreement and Plan of Merger with Arrow Acquisition L.P., a Texas limited partnership established by David Tippeconnic and Tanya Shaw, pursuant to which Arrow Acquisition, LP has agreed to merge with and into the Company and shareholders of the Company would receive $1.60 per share in exchange for their shares. The primary purpose of the Amended and Restated Agreement and Plan of Merger is to extend the termination date from November 30, 2004 to February 28, 2005. The other material provisions of the initial Agreement and Plan of Merger have not been amended.

The transactions contemplated in the Amended and Restated Agreement and Plan of Merger are subject to numerous conditions and contingencies, including assertion of appraisal rights by holders of no more than 5% of outstanding stock, arrangement of satisfactory financing, shareholder approval of the merger and other matters set forth in the Agreement and Plan of Merger. Four of the largest shareholders, including Estelle Shwiff, Mark Kenner and Fred Kenner, who collectively hold a majority of the Company's outstanding stock, have agreed to vote in favor of the merger. In addition, Arrow Acquisition, LP has negotiated special indemnifications from Ms. Shwiff and has agreed to enter into employment agreements with Mark Kenner and Fred Kenner upon completion of the transaction. No assurance can be given that the transactions will be successfully completed.

Copies of the Agreement and Plan of Merger, form of voting agreement, Indemnification Agreement and forms of Employment Agreements are attached as exhibits to this Form 8-K.

Arrow-Magnolia International, Inc. is a Dallas-based company engaged primarily in the manufacture and distribution of specialty chemical products for use in cleaning and maintaining equipment and generalized maintenance and sanitation products.

This report, including the information incorporated by reference herein, includes "forward-looking statements" within of the Private Securities Litigation Reform Act of 1995. All of the statements contained in this report, other than statements of historical fact, should be considered forward-looking statements, including, but not limited to, those concerning the transaction described. There can be no assurances that these expectations will prove to have been correct. Important factors that could cause actual results to differ materially from the Company's expectations ("Cautionary Statements") include, but are not limited to, failure of the acquiring company to obtain financing, exercise of appraisal rights in excess of a condition to closing that would permit the acquiring company not to close and other matters set forth in this report, including the exhibits. All subsequent written and oral forward-looking statements by or attributable to the Company or persons acting on its behalf relating to the transaction are expressly qualified in their entirety by such Cautionary Statements. Prospective investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof and are not intended to give any assurance as to future results. The Company undertakes no obligation to publicly release any revisions to these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

10.27	Amended and Restated Agreement and Plan of Merger dated December 3, 2004 between Arrow-Magnolia International, Inc, and Arrow Acquisition LP.
10.28	Form of Voting Agreement.
10.29	Indemnification Agreement between Arrow Acquisition, LP, Arrow-Magnolia
International, Inc. and Estelle Shwiff.
10.30	Form of Employment Agreement between Arrow-Magnolia International, Inc.
and Mark Kenner.
10.31	Form of Employment Agreement between Arrow-Magnolia International, Inc.
and Mark Kenner.

                                 SIGNATURES

	Pursuant to the requirements of The Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    ARROW-MAGNOLIA INTERNATIONAL, INC.


                                    By:   /s/ Mark I. Kenner
                                        --------------------------------
                                        Mark I. Kenner, Chairman and
                                        Chief Executive Officer
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